UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 28, 2006, Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries (collectively, with the Company, the “Debtors”) filed a supplement to the Debtors’ Fourth Amended Disclosure Statement (the “DS Supplement”) pursuant to section 1125 of title 11 of the United States Code (the “Bankruptcy Code”) and their proposed Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Proposed Plan”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The DS Supplement was approved by the Bankruptcy Court by order dated April 28, 2006 (the “Order”). The Proposed Plan reflects, among other things, a proposed settlement of various inter-creditor disputes, which the Debtors were authorized to propose by order of the Bankruptcy Court dated April 6, 2006. No settlement proposal included in the Proposed Plan shall be construed to reflect the Debtors’ or the Bankruptcy Court’s assessment of the merits of any arguments or positions in the inter-creditor dispute resolution process. Exhibit Q to the DS Supplement filed with the Bankruptcy Court contains a comparison of the Proposed Plan and the Debtors’ Fourth Amended Joint Plan of Reorganization filed with the Bankruptcy Court on November 21, 2005 (the “November Plan”). While the Debtors are unable to provide such comparison in Exhibit 99.2, such comparison is available on the Company’s website, as described below.

A copy of the Proposed Plan is included herewith as Exhibit 99.1. A copy of the DS Supplement is included herewith as Exhibit 99.2.  A copy of the press release announcing the filing of the Proposed Plan and the DS Supplement is included herewith as Exhibit 99.3.

The Proposed Plan, the DS Supplement and a copy of the Proposed Plan, marked to show changes from the November Plan, are currently available at the Company’s website located at http://www.adelphia.com. Information contained on the Company’s Internet website is not incorporated by reference into this report.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.  This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

This filing is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

Item 8.01. Other Events.

In the Order, the Bankruptcy Court also extended, with respect to the classes of claims or equity interests listed in Appendix B and Appendix C of the DS Supplement attached hereto as Exhibit 99.2, the deadline for the submission of ballots (the “Voting Deadline”) to accept or reject the Proposed Plan. The Voting Deadline to accept or reject the Proposed Plan was previously 4:00 p.m. (prevailing New York time) on May 14, 2006, and in the case of securities held through an intermediary, 4:00 p.m. (prevailing New York time) on May 10, 2006 or such other date as specified by the applicable intermediary as the deadline for instructions to be received by the intermediary. The Voting Deadline to accept or reject the Proposed Plan has been extended, with respect to the classes of claims or equity interests listed in Appendix B and Appendix C of the DS Supplement attached hereto as Exhibit 99.2, to 4:00 p.m. (prevailing New York time) on June 5, 2006, and in the case of securities held through an intermediary, ballots shall be submitted to the voting nominee by May 31, 2006 or such earlier date as established by the voting nominee.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Debtors’ Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, filed with the Bankruptcy Court on April 28, 2006 (subject to Bankruptcy Court approval).

Exhibit 99.2	Supplement to Debtors’ Fourth Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, filed with the Bankruptcy Court on April 28, 2006.

Exhibit 99.3                                    Press Release of the Company, dated April 28, 2006.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements. All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC (“Time Warner”) and Comcast Corporation (“Comcast”) is approved and consummated, whether the Proposed Plan is confirmed and consummated in time to close the sale of such assets to Time Warner and Comcast, whether the transactions contemplated by the settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Many of these factors are outside of the Company’s control.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2006	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ Vanessa A. Wittman
Name: Vanessa A. Wittman
Title: Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Debtors’ Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, filed with the Bankruptcy Court on April 28, 2006 (subject to Bankruptcy Court approval).

Exhibit 99.2	Supplement to Debtors’ Fourth Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, filed with the Bankruptcy Court on April 28, 2006.

Exhibit 99.3	Press Release of the Company, dated April 28, 2006.